UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
       Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 14, 2005

                             TRIARC COMPANIES, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                         1-2207                 38-0471180
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


            280 Park Avenue
              New York, NY                               10017
 (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: (212) 451-3000

                                 Not Applicable
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.        Regulation FD Disclosure

     The information in this Report is being furnished, not filed, pursuant to Regulation FD. The information in this Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission that the information in this Report is material, or that investors should consider this information before making an investment decision with respect to any security of Triarc Companies, Inc. ("Triarc" or the "Company), Arby's Restaurant Group, Inc. ("ARG") or its subsidiary Arby's, LLC.

     As previously announced, ARG and Arby's Restaurant Holdings, LLC, an indirect wholly owned subsidiary of Triarc ("ARH" and, together with ARG, the "Borrowers"), entered into a Commitment Letter, dated as of May 27, 2005 (the "Commitment Letter") with Citicorp North America, Inc., Citigroup Global Markets Inc., Bank of America, N.A., Banc of America Securities LLC and Credit Suisse (collectively, the "Lenders") relating to a $700 million senior secured credit facility consisting of a $600 million Senior Term Loan B Facility and a $100 million Senior Revolving Credit Facility (with a $30 million subfacility for letters of credit) (the "Bank Financing") to be made available by the Lenders to the Borrowers to be used in connection with the acquisition of the RTM Restaurant Group ("RTM") (the "RTM Acquisition"), the payment of certain related fees and expenses and other corporate purposes.

     In connection with the Bank Financing, the Borrowers have provided potential lenders with a copy of a presentation dated June 28, 2005 (the "June 28 Lenders' Presentation"). Certain information contained in the June 28 Lenders' Presentation was previously furnished by Triarc in a Current Report on Form 8-K dated June 28, 2005 (the "June 28 Form 8-K"). Triarc has posted on its website a copy of the June 28 Lenders' Presentation which includes, as an appendix thereto, certain reconciliations (that were included in the Exhibits to the June 28 Form 8-K) of non-GAAP financial information contained in the June 28 Lenders' Presentation (the "Reconciliations"), but which excludes certain pages of the June 28 Lenders' Presentation that Triarc believes contains non-material, proprietary information (the June 28 Lenders Presentation, in the form posted on Triarc's website, the "Lenders Presentation"). The Lenders' Presentation (including the Reconciliations) may be found under "Presentations" in the "News and Events" section at www.triarc.com.

     Certain information contained in the Lenders' Presentation and Reconciliations, is subject to adjustment and may differ from the information that will be filed by Triarc in a subsequent Form 8-K following completion of the RTM Acquisition in accordance with the relevant Form 8-K rules. The adjustments used to prepare certain information contained in the Lenders' Presentation and Reconciliations is based on preliminary estimates and will likely differ from the adjustments that will be used to prepare the pro forma financial information that will be included in the subsequent Form 8-K. No assurances can be given that the RTM Acquisition will be consummated. If the RTM Acquisition is consummated, actual results may vary materially from the expectations contained herein.

     The statements in this Form 8-K, and in the Lenders' Presentation (including the Reconciliations), concerning possible or assumed future results of operations of Triarc, ARG, Arby's, LLC or RTM and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects,"
"anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this Form 8-K and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements, and those of ARG, Arby's, LLC or RTM may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect such future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, the following:

     o competition, including pricing pressures and the potential impact of competitors' new units on sales by Arby's(R) restaurants;

     o consumers' perceptions of the relative quality, variety and value of the food products the Company offers;

     o success of operating initiatives;

     o development costs;

     o advertising and promotional efforts;

     o brand awareness;

     o the existence or absence of positive or adverse publicity;

     o new product and concept development by the Company and its competitors, and market acceptance of such new product offerings and concepts;

     o changes in consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, french fries or other foods or the effects of food-borne illnesses such as "mad cow disease" and avian influenza or "bird flu";

     o changes in spending patterns and demographic trends;

     o the business and financial viability of key franchisees;

     o the timely payment of franchisee obligations due to the Company;

     o availability, location and terms of sites for restaurant development by the Company and its franchisees;

     o the  ability of the  Company's  franchisees  to open new  restaurants in
       accordance  with  their  development  commitments,   including  the
       ability of franchisees to finance restaurant development;

     o delays in opening new restaurants or completing remodels;

     o anticipated or unanticipated restaurant closures by the Company and its franchisees;

     o the  Company's  ability  to  identify,   attract  and  retain  potential
       franchisees with sufficient experience and financial resources to develop and operate Arby's restaurants;

     o changes in business strategy or development plans, and the willingness of the Company's franchisees to participate in its strategy;

     o business abilities and judgment of the Company's and its franchisees' management and other personnel;

     o availability of qualified restaurant personnel to the Company and to its franchisees;

     o the Company's ability, if necessary, to secure alternative distribution of supplies of food, equipment and other products to Arby's restaurants at competitive rates and in adequate amounts, and the potential financial impact of any interruptions in such distribution;

     o changes in commodity (including beef), labor, supplies and other operating costs and availability and cost of insurance;

     o adverse weather conditions;

     o availability, terms (including changes in interest rates) and deployment of capital;

     o changes in legal or self-regulatory requirements, including franchising laws, accounting standards, environmental laws, overtime rules, minimum wage rates and taxation rates;

     o the costs, uncertainties and other effects of legal, environmental and administrative proceedings;

     o the impact of general economic conditions on consumer spending or securities investing, including a slower consumer economy and the effects of war or terrorist activities;

     o the Company's ability to identify appropriate acquisition targets in the future and to successfully integrate any future acquisitions into its existing operations; and

     o other risks and uncertainties affecting the Company referred to in its Annual Report on Form 10-K for the fiscal year ended January 2, 2005 (see especially "Item 1. Business--Risk Factors" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations") and in its other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond the Company's control.

     All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this Form 8-K as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triarc has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2005

                             TRIARC COMPANIES, INC.



                             By: /s/STUART ROSEN
                                ---------------------
                                Stuart I. Rosen
                                Senior Vice President
                                and Associate General Counsel